                                             SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D. C. 20549

                                                              FORM 8-K

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                                                            CURRENT REPORT

                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934
                                                   Date of Report: January 25, 2001

                                                      Commission File No. 0-19131

                                                                MedImmune, Inc.
                                             (Exact name of registrant as specified in its charter)

                                        Delaware                           52-1555759
                           (State or other jurisdiction of             (I. R. S. Employer
                           incorporation or organization)              Identification No.)

                                           35 West Watkins Mill Road, Gaithersburg, MD 20878
                                          (Address of principal executive offices) (Zip Code)

                                   Registrant's telephone number, including area code (301) 417-0770

In December  1999,  the  Securities  and Exchange  Commission  (“SEC”)
issued  Staff  Accounting  Bulletin  No.  101  (“SAB  101".)  SAB  101
summarizes  certain  of the  SEC’s  views in  applying  generally  accepted accounting  principles to certain revenue transactions in financial  statements.
Prior  to  the   adoption  of  SAB  101,   the  Company   generally   recognized
non-refundable  up-front  fees and  milestone  payments as revenue upon receipt.
Generally,  SAB 101 now requires  that  revenues for up-front  fees or milestone payments which are received in conjunction with contractual  arrangements  which require the Company to perform  research  and  development  activities  or other activities in future periods be deferred and recognized over future periods when such  activities  are  performed.

In June 2000 the SEC delayed the required  implementation date of SAB 101 to the fourth  calendar  quarter of 2000,  but required the SAB to be implemented as of the first quarter of the calendar year. Accordingly,  as of January 1, 2000, the
Company  has  deferred  certain  previously  recognized  revenues  which will be recognized in future periods as the obligations are fulfilled.  Included in this filing are the Company’s  consolidated  condensed  statements of operations for the first three quarters of 2000,  reflecting the  application of SAB 101 as of January 1, 2000.

                                                                 MedImmune, Inc.
                                                    Selected Financial Information (unaudited)
                                                 Condensed Consolidated Statements of Operations

(in thousands except per share data)

                                                                                                     For the
                                                                                               three months ended
                                                                                      March 31,    June 30,   September 30,
                                                                                       2000*         2000         2000
                                                                                     ---------    ---------    ---------
Revenues:
   Product sales .................................................................   $ 195,776    $  25,387    $  47,246
   Other revenue .................................................................       9,749        9,869       14,296
                                                                                     ---------    ---------    ---------
   Total revenues ................................................................     205,525       35,256       61,542
                                                                                     ---------    ---------    ---------
Costs and Expenses:
   Cost of sales .................................................................      45,028       12,014       15,774
   Research and  development .....................................................      15,493       18,371       14,841
   Selling, administrative and general ...........................................      50,673       23,338       24,063
   Other operating expenses ......................................................       2,292          692        2,804
                                                                                     ---------    ---------    ---------
     Total expenses ..............................................................     113,486       54,415       57,482
                                                                                     ---------    ---------    ---------
Operating income (loss) ..........................................................      92,039      (19,159)       4,060
     Interest income .............................................................       5,182        7,935        7,765
     Interest expense ............................................................        (123)        (120)        (133)
                                                                                     ----------   ---------    ---------
Earnings (loss) before income taxes and cumulative
effect of change in accounting principle .........................................      97,098      (11,344)      11,692
Provision (benefit) for income tax ...............................................      34,700       (6,041)       3,252
                                                                                     ---------    ---------    ---------
Earnings (loss) before cumulative effect of change in
accounting principle .............................................................      62,398       (5,303)       8,440

Cumulative effect of a change in accounting
principle, net of tax ............................................................     (33,821)        --           --
                                                                                     ---------    ---------    ---------
Net earnings (loss) ..............................................................   $  28,577    ($  5,303)   $   8,440
                                                                                     =========    =========    =========
Basic earnings (loss) per share:
Earnings (loss) before cumulative effect of change in
accounting principle .............................................................   $    0.30    ($   0.03)   $    0.04

Cumulative effect of a change in accounting
principle, net of tax ............................................................       (0.16)        --           --
                                                                                     ---------    ---------    ---------
Net earnings(loss) ...............................................................        0.14    ($   0.03)   $    0.04
                                                                                     =========    =========    =========
Shares used in calculation of basic earnings (loss)
per share ........................................................................     205,908      209,139      210,212
                                                                                     =========    =========    =========
Diluted earnings (loss) per share:

Earnings (loss) before cumulative effect of change in accounting principle .......   $    0.29    ($   0.03)   $    0.04

Cumulative effect of a change in accounting
principle, net of tax ............................................................       (0.16)
                                                                                     ---------    ---------    ---------
Net earnings (loss) ..............................................................   $    0.13    ($   0.03)   $    0.04
                                                                                     =========    =========    =========
Shares used in calculation of diluted earnings (loss)
per share ........................................................................     218,721      209,139      221,801
                                                                                     =========    =========    =========

*Share and per share  amounts  have been  restated to reflect the  three-for-one stock split effected on June 2, 2000.

                                                  SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                            MEDIMMUNE, INC.
                                            ----------------------------
                                            (Registrant)

                                            -------------------------------
Date: January 25, 2001                      David M. Mott
                                            Chief Executive Officer and
                                            acting Chief Financial Officer